UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2012 (October 3, 2012)

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-53945 (Commission File Number)	26-2875286 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item

1.01

Entry into a Material Definitive Agreement.

The information discussed under Item 2.01 and Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item

2.01

Completion of Acquisition or Disposition of Assets.

As previously disclosed in our Current Report on Form 8-K as filed with the Securities and Exchange Commission on October 4, 2012, on September 28, 2012, Inland Diversified Real Estate Trust, Inc. (referred to herein as “us,” “we,” “our” or the “Company”), through, a wholly-owned subsidiary, Inland Diversified White Plains City Center Member II, L.L.C. entered into a joint venture with LC White Plains Retail, LLC and LC White Plains Recreation, LLC formed for the purpose of  owning, operating and managing, through a wholly owned subsidiary, City Center at White Plains, a four-story, mixed-use, 365,905-square-foot shopping center and a 24 unit multi-family property in White Plains, N.Y. (the “White Plains Property”). On October 3, 2012, the Company through, a wholly-owned subsidiary, Inland Diversified Dayville Killingly Member II, L.L.C. (“Inland Dayville”) entered into a joint venture with Dayville Unit Investors, LLC (“Dayville Investors”) formed for the purpose of owning, operating and managing, through a wholly owned subsidiary, Crossing at Killingly Commons, a 395,539-square-foot retail shopping center in Dayville, Connecticut (the “Dayville Property”). The White Plains Property and the Dayville Property were contributed to the respective joint ventures by related parties. For purposes of this Form 8-K, the Company views the acquisition of the White Plains Property and the Dayville Property as a series of related transactions with respect to an acquisition of a portfolio of properties, and while the Dayville Property would not be significant individually, it is significant in the aggregate with the White Plains Property.

Crossing at Killingly Commons Joint Venture

On October 3, 2012, the Company, through Inland Dayville entered into a joint venture with Dayville Investors. Dayville Investors is an affiliate of the seller. The name of the joint venture is Inland Diversified Dayville Killingly Member, L.L.C. (the “Joint Venture”).  The Joint Venture was formed for the purpose of owning, operating and managing, through a wholly owned subsidiary, the Dayville Property.   Inland Dayville will serve as the manager of the Joint Venture, and but for certain entity level major decisions which require the approval of a majority of the Joint Venture members, the management of the Dayville Property will be the sole responsibility of Inland Dayville. Inland Diversified Real Estate Services, L.L.C. has been appointed by Inland Dayville to serve as the property manager of the Dayville Property and will be paid a 4.5% management fee.

Upon the formation of the Joint Venture (the “Closing”), Dayville Investors contributed the Dayville Property and the leasehold interests in the Dayville Property valued by the parties at approximately $54.6 million to the Joint Venture in exchange for Class B Units valued at approximately $9.6 million; provided, however, that the value of the Dayville Property and the capital account of Dayville Investors may be increased by up to approximately $5.6 million if certain vacant space is leased to tenants paying full rent by January 31, 2015.

 In exchange for Class A Units valued at the amount of our contribution, we, through Inland Dayville, contributed approximately $11.7 million in cash to the Joint Venture. At

Closing, the Joint Venture assumed a $43.6 million existing loan from The Huntington National Bank which was secured by a first mortgage on the Dayville Property and used $10.6 million to repay a portion of the loan in exchange for a modification of the interest rate and term.

Net Cash Flow of the Joint Venture is defined as gross receipts, plus any withdrawals from the general reserve account in excess of operating expenses plus any amount added to the general reserve account. Distributions of Net Cash Flow are made, pro rata to Dayville Investors, until such time as the Unpaid Investor Preferred Return owed to each partner has been reduced to zero; second, to Inland Dayville until such time as the Unpaid Inland Preferred Return has been reduced to zero; and third, the balance will be paid to Inland Dayville. For these purposes, “Unpaid Investor Preferred Return” means a: (i) 3.5% return for years one through three, and (ii) 5.5% return for years four through 10, with the applicable return compounded monthly on Dayville Investors’ invested capital contributions described above and as may be increased by any additional capital contributions made by Dayville Investors and as may be reduced by certain distributions made by the Joint Venture to Dayville Investors. Additionally, for these purposes, “Unpaid Inland Preferred Return” means a per annum rate equal to: (a) 15% per annum, compounded monthly on Inland Dayville’s invested capital contribution described above and as may be increased by any additional capital contributions made by Inland Dayville and as may be reduced by certain distributions made by the Joint Venture to Inland Dayville, for the period beginning at Closing and ending on the date that is five years after Closing and (b) 20% per annum, compounded monthly, from and after the date that is five years after Closing.

Net Proceeds of a Capital Transaction from the Joint Venture is defined as the net cash proceeds from; (a) a sale, exchange, transfer, assignment or other disposition of all or a portion of any material asset of the Joint Venture; (b) any condemnation or deeding in lieu of condemnation of all or a portion of any material asset of the Joint Venture; and (c) any fire or other casualty to the Dayville Property or other material asset of the Joint Venture, less any portion thereof used to: (i) establish reserves; (ii) repay any debts or obligations of the Joint Venture; or (iii) restore the Dayville Property following a casualty or condemnation. Net Proceeds of a Capital Transaction will be distributed, first, pro rata to Dayville Investors, until such time as the Unpaid Investor Preferred Return owed to Dayville Investors has been reduced to zero; second, pro rata to Dayville Investors, until such time as the invested capital of Dayville Investors has been reduced to zero; third, capital proceeds will be paid to Inland Dayville until such time as the Unpaid Inland Preferred Return has been reduced to zero; and fourth, capital proceeds will be paid to Inland Dayville, in an amount equal to its Unpaid Special Return at such time. For these purposes, “Unpaid Special Return” means an amount equal to two hundred percent (200%) of the invested capital contribution of Inland Dayville at Closing. Fifth, the balance will be paid to Inland Dayville.

Beginning in 2022, Dayville Investors or Inland Dayville have the right to cause the Joint Venture to redeem the Class B Units. The Joint Venture may redeem the Class B Units for cash, or exchange the Class B Units for shares of the Company’s common stock. A cash redemption will be made for value equal to one share of the Company’s common stock per the number of redeemed Class B Units multiplied by 100% and an exchange will provide one share of the Company’s common stock per the number of exchanged Class B Units multiplied by 100%, as adjusted for certain antidilution provisions.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached to this Current Report as Exhibits 10.1 and 10.2 which are incorporated into this Item 2.01 by reference.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Effective October 3, 2012, the Joint Venture, through a wholly-owned subsidiary, and The Huntington National Bank, as lender, entered into a Twelfth Loan Modification and Extension Agreement and Release of Guaranty and Indemnity (the “Modification Agreement”), to modify certain of the terms of the original loan documents among the parties, as amended and restated on July 22, 2011.  Under the terms of the loan documents, the loan to the Joint Venture had a principal amount of approximately $45 million, which amount had been reduced to approximately $43.6 million as of October 3, 2012, and a maturity date of July 1, 2016. Under the Modification Agreement, the Joint Venture repaid $10.6 million of loan principal, as described above, and the maturity date of the loan was extended to November 1, 2017, with an option to extend to October 1, 2022, upon certain conditions.  Further, effective as of October 3, 2012, the interest payable on the loan was reduced from a rate equal to the British Bankers Association LIBOR rate, calculated monthly (“BBA LIBOR”), plus 3.00% per annum, to BBA LIBOR plus 2.75% per annum.

Effective October 4, 2012, the Joint Venture entered into an interest rate swap with respect to $24.75 million of the $33 million principal balance on the loan. The Joint Venture will make the fixed-rate payment over the life of the agreement and the counterparty will pay the variable rate payment. The swap effectively hedges the interest payment under the hedged portion of the loan to a fixed rate equal to 3.73% per annum.

The loan is secured by a first priority mortgage on the Dayville Property, and the Company has guaranteed up to 25% of the indebtedness in the event that the Joint Venture fails to comply with its payment obligations under the loan documents. In addition, the loan documents contain customary affirmative, negative and financial covenants, agreements, representations, warranties and indemnities, including indemnification for losses arising out of certain environmental issues at the Dayville Property, and borrowing conditions, all as set forth in the loan documents.

The information set forth above does not purport to be complete in scope and is qualified in its entirety by the full text of the agreements attached to this Current Report as Exhibit 10.3, 10.4, 10.5, 10.6 and 10.7 which are incorporated into this Item 2.03 by reference.

Item

9.01

Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

The required financial statements for the Crossing at Killingly Commons investment will be filed in accordance with Rule 3-14 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Report is filed.

(b)

Pro forma financial information.

The required pro forma financial information for the Crossing at Killingly Commons investment will be filed in accordance with Article 11 of Regulation S-X under cover of Form 8-K/A as soon as practicable, but in no event later than seventy-one days after the date on which this initial Report is filed.

(d)

Exhibits.

Exhibit No.	Description
10.1

Limited Liability Company Operating Agreement of Inland Diversified Dayville Killingly Member, L.L.C., made as of October 3, 2012, by and between Inland Diversified Dayville Killingly Member II, L.L.C. and Dayville Unit Investors, LLC

10.2	Agreement of Contribution, dated as of October 3, 2012, by and between Dayville Unit Investors, LLC and Inland Diversified Dayville Killingly Member II, L.L.C.

10.3	Third Amended and Restated Mortgage Note, dated as of October 3, 2012, by Dayville Property Development LLC to and in favor of The Huntington National Bank

10.4	Environmental Indemnity Agreement, dated as of October 3, 2012, by Dayville Property Development LLC and Inland Diversified Real Estate Trust, Inc. to The Huntington National Bank

10.5

Twelfth Loan Modification and Extension Agreement and Release of Guaranty and Indemnity, made as of October 3, 2012, by and between Dayville Property Development LLC, BVS Acquisition Co., LLC, Inland Diversified Real Estate Trust, Inc. and The Huntington National Bank

10.6	Guaranty and Suretyship Agreement, made as of October 3, 2012, by and between Inland Diversified Real Estate Trust, Inc. and The Huntington National Bank

10.7

Assignment and Assumption of Limited Liability Company Membership Interests, entered into effective as of October 3, 2012, by and between Dayville Unit Investors LLC and Inland Diversified Dayville Killingly Member II, L.L.C. and Inland Diversified Dayville Killingly Member, L.L.C.

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”)  and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Words such as “may,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “could,” “should” and variations of these words and similar expressions are intended to identify forward-looking statements.

These forward-looking statements are not historical facts but reflect the intent, belief or current expectations of our management based on their knowledge and understanding of the business and industry, the economy and other future conditions.  These statements are not guarantees of future performance, and we caution investors not to place undue reliance on forward-looking statements.  Actual results may differ materially from those expressed or forecasted in the forward-looking statements due to a variety of risks, uncertainties and other factors, including but not limited to the factors listed and described under “Risk Factors” in our Quarterly Report on Form 10-Q for the period ended June 30, 2012 and in our Annual Report on Form 10-K for the year ended December 31, 2011.  Forward-looking statements in this Report reflect our management’s view only as of the date of this Report, and may ultimately prove to be incorrect or false.  We undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results.  We intend for these forward-looking statements to be covered by the applicable safe harbor provisions created by Section 27A of the Securities Act and Section 21E of the Exchange Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND DIVERSIFIED REAL ESTATE TRUST, INC.

Date:	October 10, 2012	By:	/s/ Steven T. Hippel
		Name:	Steven T. Hippel
		Title	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Limited Liability Company Operating Agreement of Inland Diversified Dayville Killingly Member, L.L.C., made as of October 3, 2012, by and between Inland Diversified Dayville Killingly Member II, L.L.C. and Dayville Unit Investors, LLC

10.2	Agreement of Contribution, dated as of October 3, 2012, by and between Dayville Unit Investors, LLC and Inland Diversified Dayville Killingly Member II, L.L.C.

10.3	Third Amended and Restated Mortgage Note, dated as of October 3, 2012, by Dayville Property Development LLC to and in favor of The Huntington National Bank

10.4	Environmental Indemnity Agreement, dated as of October 3, 2012, by Dayville Property Development LLC and Inland Diversified Real Estate Trust, Inc. to The Huntington National Bank

10.5

Twelfth Loan Modification and Extension Agreement and Release of Guaranty and Indemnity, made as of October 3, 2012, by and between Dayville Property Development LLC, BVS Acquisition Co., LLC, Inland Diversified Real Estate Trust, Inc. and The Huntington National Bank

10.6	Guaranty and Suretyship Agreement, made as of October 3, 2012, by and between Inland Diversified Real Estate Trust, Inc. and The Huntington National Bank

10.7

Assignment and Assumption of Limited Liability Company Membership Interests, entered into effective as of October 3, 2012, by and between Dayville Unit Investors LLC and Inland Diversified Dayville Killingly Member II, L.L.C. and Inland Diversified Dayville Killingly Member, L.L.C.